11. Derivative Financial Instruments and Hedging Transactions (Details) (Interest rate derivative contracts (located in Interest income portion of OCI), USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Interest rate derivative contracts (located in Interest income portion of OCI)
Amount of Gain (Loss) Recognized in Accumulated OCI on Derivatives	$ 0	$ (20)
Amount of Gain (Loss) Reclassified from Accumulated OCI into Income	$ 0	$ 628